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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 15, 2003
                                                         ----------------------


                             Corrpro Companies, Inc.
 ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Ohio                          1-12282                    34-1422570
-------------------                ---------                  ------------
(State or other                    (Commission              (I.R.S. Employer
 jurisdiction of                    File Number)           Identification No.)
 incorporation)


     1090 Enterprise Drive, Medina, Ohio                             44256
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   (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:         (330) 723-5082
                                                     --------------------------



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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 15, 2003, the Company issued a press release announcing its operating and financial results for the quarter ended June 30, 2003. A copy of this news release is furnished with this Current Report on Form 8-K as Exhibit 99.1.





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                                    SIGNATURE



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CORRPRO COMPANIES, INC.


Date:  August 20, 2003                  By:     /s/ Robert M. Mayer
                                              ----------------------------
                                              Robert M. Mayer
                                              Senior Vice President and
                                              Chief Financial Officer





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                                  EXHIBIT INDEX



Exhibit       Description of Exhibit
-------       ----------------------

99.1    Press Release issued by Corrpro Companies, Inc., dated August 15, 2003.